Exhibit 10.47

THIRD MODIFICATION AGREEMENT

THIS THIRD MODIFICATION AGREEMENT (this “Amendment”) is executed on October 16, 2009, and made effective as of the 30th day of July 2009, by and among TORNIER, INC., a Delaware corporation (the “Borrower”) and COMPASS BANK, an Alabama banking corporation (the “Bank”).

R E C I T A L S:

WHEREAS, the Borrower and the Bank entered into that certain Revolving Credit and Security Agreement dated as of May 31, 2007 (as amended, modified, restated, or supplemented, the “Credit Agreement”);

WHEREAS, to guaranty the payment and performance of all of the Obligations, (a) Tornier US Holdings, Inc., a Delaware corporation (“Holdings”) executed that certain Guaranty Agreement dated as of May 31, 2007, and (b) Tonier, B.V., a company organized under the laws of the Netherlands (“B.V.”, and together with Holdings, collectively, the “Guarantors”, and each individually, a “Guarantor”) executed that certain Guaranty Agreement dated as of September 24, 2008 (as amended, modified, restated or supplemented, collectively, the “Guaranty”);

WHEREAS, the Borrower executed and delivered that certain Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement [Second Lien] dated as of August 29, 2005 (as amended, modified, restated or supplemented, the “Deed of Trust”), for the benefit of the Bank duly recorded in the Official Public Records of Real Property of Fort Bend County, Texas under County Clerk’s File No. 2005107673 covering the real property described therein; and

WHEREAS, the Borrower has requested and the Bank has agreed to, among other things, extend the maturity date until July 29, 2010 on the same terms and conditions as set forth in the Loan Documents except as otherwise provided herein, modify certain financial covenants, waive certain defaults, and renew, continue and carry forward the liens and security interests securing payment of the Notes.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Definitions.  Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

2.                                      Outstanding Loan Balance.  The outstanding principal balance of the Revolving Note as of July 30, 2009 is $0.

3.                                      Renewal of Liens.  The maturity of the Revolving Note is hereby renewed and extended (but is not extinguished) to be due and payable on or before July 29, 2010, and in this regard, all instruments or documents representing, evidencing or securing the Revolving Note, including but not limited to, the liens of the Deed of Trust securing the Revolving Note, are hereby renewed, extended and modified (but are not extinguished) by extending the maturity date thereof to July 29, 2010.  Nothing herein contained shall affect or impair the validity or priority of the lien and security interests under the Deed of Trust or any other Loan Document securing the Revolving Note.

4.                                      Amendments to the Credit Agreement.  The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended as follows:

(a)                                 Section 1.1(a) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted in place thereof:

“(a)                           Revolving Line: Borrowing Base.  From the date hereof until the first to occur of (i) Bank’s demand for payment or (ii) July 29, 2010 (whichever shall occur first being the “Revolving Line Maturity Date”), or such future date to which the Maturity Date of the Revolving Line may be extended (any such extension to be at Bank’s sole discretion and evidenced by a writing executed by Bank), subject to the terms and conditions of this Agreement and Borrower’s and all guarantors’ (as applicable) performance of and compliance with each of the Loan Documents, and so long as no event of default or Event of Default (including, without limitation, the breach of any warranty or representation) hereunder or under any of the other Loan Documents shall have occurred, be continuing or would result, Bank agrees to extend to Borrower an open-end credit line (also referred to as the Revolving Line) on the basis of the following advance formula (such advance formula being hereinafter referred to as the “Borrowing Base”):  an amount equal to eighty percent (80%) of the outstanding value of Borrower’s Eligible Accounts Receivable; provided, however, that in no event shall the aggregate sum of all principal advances made by Bank to Borrower at any one time outstanding hereunder exceed the sum of $6,000,000.00.  Within such limits and subject to the terns of this Agreement, Borrower may borrow, repay without penalty or premium, and reborrow hereunder, from the date of this Agreement until the Maturity Date.  It is expressly understood and agreed that Bank shall have no obligation to make an advance under the Revolving Line if the amount of such advance together with the amount outstanding under the Revolving Line exceeds or would exceed the lesser of (i) $6,000,000.00 or (ii) the Borrowing Base.

If at any time Borrower is not entitled to any advances by the terms of this Agreement, Bank may, in its sole discretion, make requested advances; however, it is expressly acknowledged and agreed that, in such event, Bank shall have the right, in its sole discretion, to decline to make any requested advance and to require any payment required under the terms of the Agreement without prior notice to Borrower and the making of any such advances shall not be construed as a waiver of such right by Bank.”

(b)                                 Section 2.6(c) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted in place thereof:

“(c)                            Borrower shall submit or cause to be submitted to Bank (i) Borrower’s and Tornier US Holdings, Inc.’s internally prepared consolidated and consolidating quarterly financial statements within forty-five (45) days after the close of each fiscal quarter in each fiscal year including a balance sheet as of the close of such period, an income statement, and such other statements containing financial information which Bank reasonably may require, prepared and analyzed in accordance with generally accepted accounting principles and attested to by an authorized officer of Borrower; (ii) Borrower’s and Tornier US Holdings, Inc.’s consolidated and consolidating audited fiscal year-end financial statements (in form, preparation and substance acceptable to Bank) within ninety (90) days after the close of each of its fiscal years, including a balance sheet as of the close of such period, an income statement, a reconciliation of stockholders’ equity, and a statement of cash flows, all certified by an independent certified public accountant acceptable to Bank and analyzed in accordance with generally accepted accounting principles; (iii) together with each delivery of financial statements required above, the certificate of Borrower substantially in the form of Exhibit B hereto signed by the president or any other officer of Borrower acceptable to Bank stating, among other things, that no event has occurred which constitutes an event of default or would constitute an event of default but for the requirement that notice be given, or time elapse or both, under any loans, notes, debentures, bonds, leases, or other obligations of Borrower then outstanding, including, but not limited to, this Agreement (such certificate shall publish the accounting calculations used to determine compliance or noncompliance with Borrower’s financial obligations and financial covenants, including those provided in this Agreement), or, if any such event of default or defaults exists, specifying the nature thereof; (iv) Tornier, B.V.’s audited fiscal year-end financial statements in form, preparation and substance acceptable to Bank within one-hundred twenty (120) days after the close of each of its fiscal years, including a balance sheet as of the close of such period, an income statement, a reconciliation of stockholders’ equity, and a statement of cash flows, all certified by an independent certified public accountant acceptable to Bank and analyzed in accordance with generally accepted accounting principles; and (v) such other financial and related information when and as requested by Bank regarding Borrower, the Collateral, Tornier US Holdings, Inc., Tornier, B.V., and any endorser, guarantor or surety of any of the Liabilities of Borrower to Bank.”

(c)                                  The first sentence of Section 6.5 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in place thereof:

“Borrower shall maintain a minimum Tangible Net Worth of not less than $39,000,000.00.”

(d)                                 Exhibit “B” to the Credit Agreement is hereby deleted in its entirety, and Exhibit “B” attached hereto shall be substituted in lieu thereof.

5.                                      Amendments to the Revolving Note.  Subparagraph (b) in the second paragraph of the Revolving Note is, subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended by deleting such subparagraph (b) in its entirety, and substituting in place thereof:

“(b)                           All outstanding principal of this Note and all accrued interest hereon shall be due and payable on July 29, 2010.”

6.                                      Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective when, and only when, the Bank shall have received:

(a)                                 Counterparts of this Amendment duly executed by the Borrower, the Bank and the Guarantors;

(b)                                 Secretary’s Certificate of the Borrower authorizing the execution, delivery and performance of this Amendment and any other documents signed in connection therewith, in form and substance satisfactory to the Bank, including without limitation, articles of incorporation, existence, resolutions and incumbency of officers;

(c)                                  Secretary’s Certificate of Holdings authorizing the execution, delivery and performance of this Amendment and any other documents signed in connection therewith, in form and substance satisfactory to the Bank, including without limitation, articles of incorporation, existence, resolutions and incumbency of officers;

(d)                                 Officer’s Certificate of B.V. authorizing the execution, delivery and performance of this Amendment and any other documents signed in connection therewith, in form and substance satisfactory to the Bank, including without limitation, articles of incorporation, existence, resolutions and incumbency of officers; and

(e)                                  Such other documents, instruments and agreements as the Bank or its counsel reasonably deem necessary to renew and extend the Revolving Note, the Credit Agreement, the Deed of Trust and the Loan Documents, in form and content satisfactory to the Bank and its counsel, including without limitation, this Amendment.

7.                                      Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)                                 The Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and another instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

(b)                                 After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made.

(c)                                  After giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default.

(d)                                 When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

8.                                      Representations and Warranties of the Guarantors.  Each Guarantor hereby represents and warrants as follows:

(a)                                 The Guarantor is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

(b)                                 After giving effect to this Amendment, the representations and warranties contained in the Guaranty and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made.

(c)                                  When duly executed and delivered, this Amendment and the Guaranty will be legal and binding obligations of the Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

9.                                      Waiver of Certain Defaults.  The Borrower has requested that the Bank waive the Borrower’s default of the financial covenants for the quarters ended December 31, 2008 as set forth in Section 6.5 and Section 6.6 of the Credit Agreement.  Based upon the Borrower’s satisfaction of the condition precedents set forth in this Amendment, the Bank hereby waives the default under such Section 6.5 and Section 6.6.  This waiver does not constitute a waiver of any other provisions of the Loan Documents unless expressly waived herein.  In addition, this waiver is specific in time and does not constitute, nor should it be construed as, a waiver of any right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in any Loan Document, not specifically mentioned in this Section 9, nor does it preclude the exercise of any right, power or privilege not specifically mentioned in this Section 9, nor shall any waiver of any right, power, privilege or default hereunder constitute a waiver of any subsequent default of the same or of any other term or provision.

10.                               Reference to and Effect on the Loan Documents.

(a)                                 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Loan Documents and all Collateral described therein do and shall continue to secure the payment of all obligations of the

Borrower under the Credit Agreement as amended hereby, the Note, and any other Loan Documents.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or Deed of Trust nor constitute a waiver of any provision of any of the Loan Documents.

(d)                                 Each Guarantor ratifies and affirms its obligations under the Guaranty and acknowledges, renews and extends his continued liability under the Guaranty and agrees that the Guaranty remains in full force and effect notwithstanding the matters contained herein.

(e)                                  The Borrower and the Guarantors, by their execution of this Amendment, each hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, or any other documents mentioned herein or otherwise; and to the extent any such set-offs, counterclaims, defenses, or other causes of action may exist, whether known or unknown, such items are hereby waived by the Borrower and the Guarantors.

11.                               Costs and Expenses.  The Borrower agrees to pay on demand all out of pocket costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable legal fees and expenses for counsel for the Bank.

12.                               Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

13.                               Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

14.                               Final Agreement.  THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, as of the day and year first above written, the parties hereto have caused this Amendment, effective as of July 30, 2009, to be duly executed in multiple counterparts, each of which is an original instrument for all purposes.

BORROWER:

TORNIER, INC., a Delaware Corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

By:	/s/ Douglas Kohrs
Douglas Kohrs, President and Chief Executive Officer

GUARANTORS:

TORNIER US HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

TORNIER, B.V., a company formed under the laws of the Netherlands

By:	/s/ Guido F.X.M. Nieuwenhuizen
Name:	Guido F.X.M. Nieuwenhuizen
Title:	Managing Director A

By:	/s/ Ronald Arendsen
Name:	Ronald Arendsen
Title:	Managing Director B

Third Modification Agreement — Signature Page

BANK:

COMPASS BANK, an Alabama banking corporation

By:	/s/ Debra Halling
Debra Halling, Senior Vice President

Third Modification Agreement — Signature Page

EXHIBIT “B”

CERTIFICATE

Reference is made to that certain Revolving Credit and Security Agreement (as amended, modified, restated or supplemented from time to time, the “Agreement”) executed by TORNIER, INC. (“Borrower”) in favor of COMPASS BANK (“Bank”), on or about May 31, 2007.  Capitalized terms used but not defined herein shall have the meaning attributed to the same in the Agreement.  Borrower hereby represents, warrants and covenants to and in favor of Bank as follows:

(1)                                 no default, event of default or Event of Default (or any event that would constitute an event of default or Event of Default but for the requirement that notice be given or time elapse or both) has occurred or is continuing under the Agreement or any of the other Loan Documents or under any other loans, notes, debentures, bonds, leases or other obligations of Borrower now outstanding.

(2)                                 all representations, warranties and covenants contained in the Agreement and the other Loan Documents are expressly reaffirmed and restated as of the date hereof;

(3)                                 neither Borrower nor, to the best of Borrower’s knowledge, any other party has any matured or unmatured claim, offset or cause of action against Bank or its officers, agents or affiliates arising under or in connection with the Loan Documents or the Liabilities;

(4)                                 all financial statements, reports and other documents delivered to Bank on or before the date hereof under or in connection with the Loan Documents are, as of the relevant date, complete and accurate and may be relied upon by Bank; and

(5)                                 the calculation set forth below showing Borrowers’ status of compliance with the financial covenants set forth in the Agreement are true and correct in all respects.

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NOTICE AND ACKNOWLEDGMENT OF NO ORAL AGREEMENTS

THIS NOTICE AND ACKNOWLEDGMENT OF NO ORAL AGREEMENTS (this “Agreement”) is made and entered into by and among the undersigned executed on October 16, 2009 and made effective as of the 30th day of July 2009.

Definitions:

As used in this Agreement, the following terms shall have the following meanings:

“Borrower” — TORNIER, INC., a Delaware corporation.

“Bank”— COMPASS BANK, an Alabama banking corporation.

“Credit Agreement” — that certain Revolving Credit and Security Agreement dated as of May 31, 2007 between Borrower and Bank (as amended, modified, restated, or supplemented).

“Guarantor” — TORNIER US HOLDINGS, INC., a Delaware corporation, and TORNIER, B.V., a company organized under the laws of the Netherlands.

“Loan” — The transaction composed of the Notes (as defined in the Credit Agreement) and all related agreements and accommodations by or among any of the Parties evidenced by or contained in any of the loan documents evidenced by the Credit Agreement.

“Loan Documents” —

1.                                      Third Modification Agreement between Borrower and Bank of even date herewith;

2.                                      Secretary’s Certificate of the Borrower of even date herewith;

3.                                      Secretary’s Certificate of Tornier US Holdings, Inc. of even date herewith;

4.                                      Officer’s Certificate of Tornier, B.V. of even date herewith; and

5.                                      Creditor’s Subordination Agreement by and among Borrower, Bank, Tonier, B.V. and Tornier SAS, a company organized under the laws of the Republic of France, of even date herewith.

“Parties” — The undersigned persons and entities.

Agreements:

In consideration of the making of the Loan, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the Parties, the Parties (a) agree that each Party’s execution of this Agreement constitutes an acknowledgment that such Party has read and understands this Agreement and that it is intended to be a part of, and is incorporated by reference into each of the Loan Documents,

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(b) acknowledge receipt of the following Notice, and (c) to the extent allowed by law, agree to be bound by the terms of this Agreement and the following Notice:

NOTICE: A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED EXCEEDS $50,000.00 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.  THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY, AND MERGED INTO, SUCH WRITINGS.  THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER AND THE BANK (OR BY THE BORROWER FOR THE BENEFIT OF THE BANK) REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE BANK AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  THIS NOTICE IS GIVEN PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, AS AMENDED FROM TIME TO TIME.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BORROWER:

TORNIER, INC., a Delaware Corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

By:	/s/ Douglas Kohrs
Douglas Kohrs, President and Chief Executive Officer

GUARANTORS:

TORNIER US HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

TORNIER, B.V., a company formed under the laws of the Netherlands

By:	/s/ Guido F.X.M. Nieuwenhuizen
Name:	Guido F.X.M. Nieuwenhuizen
Title:	Managing Director A

By:	/s/ Ronald Arendsen
Name:	Ronald Arendsen
Title:	Managing Director B

Notice and Acknowledgement of No Oral Agreement — Signature Page

BANK:

COMPASS BANK, an Alabama banking corporation

By:	/s/ Debra Halling
Debra Halling, Senior Vice President

Notice and Acknowledgement of No Oral Agreement — Signature Page

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is executed and made effective as of October 16, 2009, by and among TORNIER, INC., a Delaware corporation (“Borrower”), TORNIER, B.V., a company organized under the laws of the Netherlands (“Tornier BV”), TORNIER SAS, a company organized under the laws of the Republic of France (“Tornier SAS”, together with Tornier BV, collectively “Subordinate Lender”) and COMPASS BANK, an Alabama banking corporation (“Senior Lender”).

WITNESSETH:

WHEREAS, Tornier SAS has a line of credit which is represented from time to time by one or more outstanding purchase orders for inventory and equipment which it provides to Borrower, an affiliate of Tornier SAS;

WHEREAS, Tornier SAS and Borrower are both wholly owned subsidiaries of Tornier BV;

WHEREAS, pursuant to various loan documents, now and hereafter existing, Senior Lender has provided, and may in the future additionally provide, extensions of credit to Borrower (collectively, the “Senior Loan”);

WHEREAS, Borrower and Subordinate Lender have agreed to subordinate FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) (the “Subordinate Loan”) of outstanding accounts receivable owed from time to time by Borrower to Subordinate Lender;

WHEREAS, Borrower, Senior Lender, and Subordinate Lender desire to make the Subordinate Obligations junior and subordinate in right of payment to the Senior Obligations as provided below; and

WHEREAS, Borrower, Subordinate Lender, and Senior Lender are entering into this Agreement to govern, among other things, Borrower’s ability to make payments on the Subordinate Loan.

NOW THEREFORE, in consideration of the premises, mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto stipulate and agree as follows:

1.                                      Certain Definitions.  Capitalized terms used in this Agreement shall have the respective meanings set forth below or in the part of this Agreement where first used:

“Enforcement” means for Subordinate Lender to commence the judicial enforcement of any of its rights and remedies with respect to the Subordinate Obligations under the Subordinate Loan Documents, any related agreements, or applicable law.

“Proceeding” means (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to Borrower, its creditors, as such, or to its assets; (b) any liquidation,

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dissolution or other winding up of Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Borrower.

“Senior Loan Documents” means all documents which evidence, secure, guarantee, and/or pertain to the Senior Loan, now and hereafter existing, plus all amendments, modifications, increases, renewals and extensions of the foregoing.

“Senior Obligations” means all loans, advances, liabilities, debit balances, covenants, guaranties and duties at any time owed by Borrower to Senior Lender or its successors or assigns, now existing or hereafter arising under, or pursuant to, Senior Loan Documents, and all deferrals, modifications, renewals, extensions, and refinancings by Senior Lender, in whole or in part, of any of the foregoing.

“Subordinate Loan Documents” means all documents, purchase orders, accounts receivable or other instruments or contracts which pertain to the Subordinate Loan, plus all amendments, modifications and substitutions of the foregoing.

“Subordinate Obligations” means all present and future obligations of Borrower to Subordinate Lender, together with all amendments, renewals, and extensions thereof, arising under or pursuant to the Subordinate Loan Documents, including, without limitation, all obligations to pay principal and interest on the Subordinate Loan and all obligations to make installment payments and to pay costs, fees and expenses under the Subordinate Loan Documents.

2.                                      Permitted Payments on Subordinate Obligations.  Borrower shall not have the right to remit to Subordinate Lender, and Subordinate Lender shall not have the right to receive from Borrower, any payment of any loans or accounts receivable, if, on the date such payment is due or is to be paid (a) such payment, after giving effect thereto, will result in an balance of all outstanding accounts receivable from owed by Borrower to Subordinate Lender of FOUR MILLION AND NO/100 DOLLARS or less, or (b) a default or event of default exists under the Senior Loan Documents, or (c) Senior Lender has given Subordinate Lender written notice of the occurrence of a default or event of default under the Senior Loan Documents and such default or event of default has not ceased to exist or been waived by Senior Lender.

3.                                      No Enforcement or Proceeding.  Until the Senior Obligations have been paid in full, and Senior Lender has no further commitment to lend to Borrower under the Senior Loan Documents, Subordinate Lender agrees (a) not to commence, undertake, or prosecute any Enforcement, and (b) not to commence or initiate any Proceeding.

4.                                      No Collateral for Subordinate Obligations.  The Subordinate Obligations are unsecured as of the date of this Agreement and will remain unsecured until the Senior Obligations are fully paid and Senior Lender has no further obligation to extend any credit under the Senior Loan Documents to Borrower.

5.                                      Parties in Interest.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of Subordinate Lender, on the one hand, and Senior Lender, on the other hand; provided that this Agreement shall be binding on and inure to the benefit of the

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respective heirs, personal representatives, successors and assigns of Subordinate, Lender and Senior Lender.  Nothing contained in this Agreement is intended to or shall impair, as between Borrower, its creditors (other than Subordinate Lender), and Senior Lender the obligations of Borrower, which are absolute and unconditional, to pay Subordinate Lender the Subordinate Obligations as and when the same shall become due and payable in accordance with their terms as above modified.  Nothing in this Agreement is intended to or shall affect the relative right’s against Borrower of the Subordinate Lender on the one hand and creditors of Borrower (other than Senior Lender) on the other hand.

6.                                      Distributions of Borrower’s Assets.  Subordinate Lender agrees that in the event of any distribution, division, or application, partial or complete, voluntary or involuntary, through a Proceeding, which shall be payable or deliverable upon or with respect to any indebtedness of Borrower to Subordinate Lender under the Subordinate Obligations shall be paid or delivered directly to Senior Lender for application by Senior Lender to the Senior Obligations until the Senior Obligations have been fully paid and satisfied.  Subordinate Lender hereby irrevocably authorizes and empowers Senior Lender to demand, sue for, collect, and receive every such payment or distribution and to file claims and take such other proceedings in Senior Lender’s own name or in the name of Subordinate Lender or otherwise as Senior Lender may deem necessary or advisable for the enforcement of this Agreement if Senior Lender has requested Subordinate Lender to take any such action and Subordinate Lender has failed to promptly comply with such request; and Subordinate Lender hereby agrees to execute and deliver to Senior Lender such powers of attorney, assignments, or other instruments as may be requested by Senior Lender in order to enable Senior Lender to enforce any and all claims upon or with respect to any and all indebtedness of Borrower to Subordinate Lender and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any such indebtedness of Borrower to Subordinate Lender.

7.                                      Distributions Delivered to Senior Lender.  Except for payments which are expressly allowed by Section 2 of this Agreement to be received and retained by Subordinate Lender, should any payment or distribution or security or proceeds thereof be received by Subordinate Lender upon or with respect to any obligations of Borrower to Subordinate Lender under the Subordinate Obligations prior to the satisfaction of all the Senior Obligations, Subordinate Lender will immediately deliver the same to Senior Lender in precisely the form received (except for the endorsement or assignment of Subordinate Lender where necessary) for application for Senior Lender to the Senior Obligations, and, until so delivered to Senior Lender, the same will be held in trust by Subordinate Lender as property of Senior Lender.  In the event of failure of Subordinate Lender to make any such endorsement or assignment, Senior Lender, or any of its officers or employees in behalf of Senior Lender, is hereby irrevocably authorized to make the same.

8.                                      Assignment.  Subordinate Lender shall not transfer to a third party all or any portion of the Subordinate Obligations while any of the Senior Obligations remain unpaid unless such assignment or transfer is made expressly subject to this Agreement.

9.                                      GOVERNING LAW AND VENUE.  THIS AGREEMENT IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN HARRIS COUNTY, TEXAS AND THE LAWS (EXCLUDING CHOICE OF LAW PROVISIONS) OF SUCH

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STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT, EXCEPT TO THE EXTENT FEDERAL LAWS OTHERWISE GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT.  ALL LEGAL ACTIONS RELATED TO THIS AGREEMENT SHALL BE BROUGHT IN THE APPROPRIATE COURT OF LAW LOCATED IN HARRIS COUNTY, TEXAS, TO THE EXCLUSION OF ALL OTHER VENUES.

10.                               Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given to such party at its address, telex or telecopy number set forth on the signature pages hereof or such other address, telex or telecopy number as such party may hereafter specify for that purpose by notice to the other party.  Each such notice, request or other communication shall be effective and deemed received (a) if given by telex or telecopy, when such telex or telecopy is transmitted to the appropriate telex or telecopy number and the appropriate answer back is received or receipt is otherwise confirmed, (b) if given by mail, three (3) business days after deposit in the mails with first class postage prepaid, addressed as aforesaid, or (c) if given by any other means, when actually received at the appropriate address by such party.

11.                               Multiple Counterparts.  This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one Agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.  It is not necessary that each party hereto execute the same counterpart so long as identical counterparts are executed by each such party hereto.

12.                               No Waiver.  No course of dealing between Senior Lender and Subordinate Lender, nor any failure to exercise, nor any delay in exercising on the part of Senior Lender of any right hereunder or under the Senior Loan Documents shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right

13.                               Amendments and Modifications.  This Agreement shall be modified or amended only in a written document, signed by Senior Lender and Subordinate Lender; provided, however, as long as the Senior Obligations are outstanding, this Agreement is a continuing agreement of subordination and is not revocable by Subordinate Lender.

14.                               Effect of Bankruptcy.  This Agreement shall be applicable both before and after filing of any petition by or against Borrower under the federal bankruptcy code, and all references herein to Borrower shall be deemed to apply to a trustee for Borrower and Borrower as debtor-in-possession, and all allocations of payments between the Senior Lender and the Subordinate Lender shall be as set forth herein.

15.                               Default Under Agreement.  The failure or refusal of Subordinate Lender to punctually and properly perform, observe, and comply with any covenant, agreement, or condition contained in this Agreement will constitute a default under this Agreement and under each and every instrument evidencing all or any part of the Senior Obligations.

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16.                               FINAL AGREEMENT.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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SIGNATURE PAGE FOLLOWS]

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Executed and delivered as of the date and year first above written.

SENIOR LENDER:

COMPASS BANK, an Alabama banking corporation

By:	/s/ Debra Halling
Debra Halling, Senior Vice President

Address for Notices:
24 Greenway Plaza, Suite 1601
Houston, Texas 77046
Telecopier No.: (713) 966-2301
Telephone No.: (713) 499-8720

SUBORDINATED LENDER:

TORNIER, B.V., a company organized under the laws of the Netherlands

By:	/s/ Guido F.X.M. Nieuwenhuizen
Name:	Guido F.X.M. Nieuwenhuizen
Title:	Managing Director A

By:	/s/ Ronald Arendsen
Name:	Ronald Arendsen
Title:	Managing Director B

Address for Notices:

Telecopier No.:
Telephone No.:

Subordination Agreement — Signature Page

TORNIER SAS, a company organized under the laws of the Republic of France

	By:	/s/ Michael J. Doty
	Name:	Michael J. Doty
	Title:	General Manager

Address for Notices:

Telecopier No.:
Telephone No.:

BORROWER:

TORNIER, INC., a Delaware Corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

By:	/s/ Douglas Kohrs
Douglas Kohrs, President and Chief Executive Officer

Address for Notices:

Telecopier No.:
Telephone No.:

Subordination Agreement — Signature Page